Fees Summary	Oct. 22, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	178,961.96
Total Transaction Valuation	1,295,886,738.00
Total Offset Amount	0.00
Net Fee	$ 178,961.96